UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 25, 2004
(Date of earliest event reported)

Name of Registrant; State of Incorporation;
Commission File	Address of Principal Executive Offices;	IRS Employer
Number	and Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES

Item 2. Acquisition or Disposition of Assets

As previously disclosed, on May 25, 2004, Exelon Corporation (Exelon) and Exelon Generation Company, LLC (Generation) completed the sale, transfer and assignment of ownership of Boston Generating, LLC (BG) to a special purpose entity owned by the lenders under BG’s $1.25 billion credit facility.

The transfer of ownership of BG was completed pursuant to a settlement agreement reached with BG’s lenders on February 23, 2004. The Federal Energy Regulatory Commission (FERC) approved the sale of BG on May 10, 2004. Responsibility for plant operations and power marketing activities will be transferred to the lenders’ special purpose entity at a later date. Certain aspects of the transfer of operations and marketing are also subject to approval of the FERC. The parties expect to file an application with the FERC within the next several weeks for an order authorizing the transfer of responsibility for plant operations and power marketing, and the parties expect to complete that transfer during the third quarter of 2004. Pending completion of the transfer of operation and marketing activities, Generation affiliates will continue to operate and market power from the plants on behalf of the owners.

Item 7. Financial Statements and Exhibits

     (b) Pro forma financial information

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Pursuant to SEC regulations, unaudited pro forma combined financial statements for Exelon and Generation are included below, giving effect to the disposition of BG. The unaudited pro forma combined statements of income for the three months ended March 31, 2004 and for the year ended December 31, 2003 have been prepared as if the disposition had been completed on January 1, 2003. The unaudited pro forma combined balance sheet as of March 31, 2004 has been prepared as if the disposition had occurred as of that date.

The unaudited pro forma combined financial statements do not give effect to the cost, if any, for procurement of replacement power by Exelon and Generation if the companies had not purchased power from BG to supply Exelon and Generation’s power sales contracts.

The unaudited pro forma combined financial statements do not reflect the effects of recording the fair value of the guarantee issued by Exelon New England, LLC, a subsidiary of Generation, for performance under long-term gas supply agreements with Distrigas of Massachusetts, LLC as the provisions of FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others were not applicable for modifications of guarantees prior to February 1, 2003. In addition, the unaudited pro forma combined financial statements do not reflect operating fees, if any, which may be earned by Exelon and Generation in the transition period between the sale of BG and the ultimate transfer of the plant operations and power marketing activities to the lenders’ special purpose entity.

The unaudited pro forma combined financial statements are for illustrative purposes only. They are not necessarily indicative of the financial position or operating results that would have occurred had these transactions been completed on January 1, 2003 or March 31, 2004, as assumed above, nor is the information necessarily indicative of future financial position or operating results.

Unaudited Pro Forma Combined Statement of Income
For the three months ended March 31, 2004

		Boston
	Exelon	Generating, LLC	Pro Forma		Exelon
	as filed	Historical	Adjustments		Pro Forma
(in millions, except per share data)
Operating revenues	$3,722	$159			$3,563
Operating expenses
Purchased power	562	(14)	$(2	)(a)	574
Fuel	836	163			673
Operating and maintenance	1,115	26	(1	)(b)	1,088
Depreciation and amortization	301	4			297
Taxes other than income	192	6			186

Total operating expenses	3,006	185	(3)		2,818

Operating income (loss)	716	(26)	3		745
Other income and deductions
Interest expense	(130)	(4)			(126)
Interest expense to affiliates	(93)				(93)
Distributions on preferred securities of subsidiaries	(1)				(1)
Equity in earnings (losses) of unconsolidated affiliates	(24)				(24)
Other, net	55	5			50

Total other income and deductions	(193)	1			(194)

Income (loss) before income taxes	523	(25)	3		551
Income taxes	149	(10)	1		160

Income (loss) before cumulative effect of change in accounting principles	$374	$(15)	$2		$391

Average shares of common stock outstanding- Basic	659				659

Average shares of common stock outstanding- Diluted	665				665

Income before cumulative effect of change in accounting principles per share, basic	$0.57				$0.59

Income before cumulative effect of change in accounting principles per share, diluted	$0.56				$0.59

Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2004

		Boston		Exelon
	Exelon	Generating, LLC	Pro Forma	Pro Forma
(in millions)	as filed	Historical	Adjustments	Balance Sheet
ASSETS
Current assets
Cash and cash equivalents	$499			$499
Restricted cash and investments	149			149
Accounts receivable, net
Customer	1,601			1,601
Other	333	$33		300
Mark-to-market derivative assets-energy	399			399
Inventories, at average cost
Fossil fuel	120			120
Materials and supplies	306			306
Deferred income taxes	650			650
Assets held for sale	1,309	994 (d)		315
Other	614			614

Total current assets	5,980	1,027	$—	4,953

Property, plant and equipment, net	20,133			20,133
Deferred debits and other assets
Regulatory assets	5,118			5,118
Nuclear decommissioning trust funds	4,890			4,890
Investments	964			964
Goodwill	4,714			4,714
Mark-to-market derivative assets- energy	375			375
Other	1,385			1,385

Total deferred debits and other assets	17,446	—	—	17,446

Total assets	$43,559	$1,027	$—	$42,532

Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2004

		Boston		Exelon
	Exelon	Generating, LLC	Pro Forma	Pro Forma
	as filed	Historical	Adjustments	Balance Sheet
(in millions)
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Commercial paper	$316			$316
Long-term debt due within one year	215			215
Long-term debt to ComEd Transitional Funding Trust and PECO Energy Transition Trust due within one year	561			561
Accounts payable	1,125			1,125
Mark-to-market derivative liabilities-energy	811			811
Accrued expenses	1,244			1,244
Liabilities held for sale	1,356	$1,173 (d)		183
Other	288			288

Total current liabilities	5,916	1,173	$—	4,743

Long-term debt	8,696			8,696
Long-term debt to ComEd Transitional Funding Trust and PECO Energy Transition Trust	4,783			4,783
Long-term debt to other financing trusts	545			545
Deferred credits and other liabilities
Deferred income taxes	4,701			4,701
Unamortized investment tax credits	284			284
Asset retirement obligation	3,050			3,050
Pension obligation	1,556			1,556
Non-pension postretirement benefits obligation	1,080			1,080
Spent nuclear fuel obligation	869			869
Regulatory liabilities	1,960			1,960
Mark-to-market derivatives liabilities-energy	390			390
Other	886			886

Total deferred credits and other liabilities	14,776	—	—	14,776

Total liabilities	34,716	1,173	—	33,543

Commitments and contingencies
Minority interest of consolidated subsidiaries	57			57
Preferred securities of subsidiaries	87			87
Shareholders’ equity
Common stock	7,421			7,421
Retained earnings (deficit)	2,544	(146)		2,690
Accumulated other comprehensive income (loss)	(1,266)			(1,266)

Total shareholders’ equity (deficit)	8,699	(146)	—	8,845

Total liabilities and shareholders’ equity (deficit)	$43,559	$1,027	$—	$42,532

Unaudited Pro Forma Combined Statement of Income
For the year ended December 31, 2003

		Boston
	Exelon	Generating, LLC	Pro Forma		Exelon
	as filed	Historical	Adjustments		Pro Forma
(in millions, except per share data)
Operating revenues	$15,812	$618			$15,194
Operating expenses
Purchased power	3,459		$(17	)(a)	3,442
Purchased power from AmerGen Energy Company, LLC	382				382
Fuel	2,534	516			2,018
Impairment of Boston Generating, LLC long-lived assets	945	945 (e)			—
Operating and maintenance	4,587	104	17	(c)	4,500
Depreciation and amortization	1,126	16			1,110
Taxes other than income	581				581

Total operating expenses	13,614	1,581	—		12,033

Operating income (loss)	2,198	(963)	—		3,161
Other income and deductions
Interest expense, net of amounts capitalized	(881)	(17)			(864)
Distributions on preferred securities of subsidiaries	(39)				(39)
Equity in earnings of unconsolidated affiliates	33				33
Other, net	(187)				(187)

Total other income and deductions	(1,074)	(17)	—		(1,057)

Income (loss) before income taxes	1,124	(980)			2,104
Income taxes	331	(127)			458

Income (loss) before cumulative effect of change in accounting principles	$793	$(853)	$—		$1,646

Average shares of common stock outstanding- Basic	651				651

Average shares of common stock outstanding- Diluted	657				657

Income before cumulative effect of change in accounting principles per share, basic	$1.22				$2.53

Income before cumulative effect of change in accounting principles per share, diluted	$1.21				$2.50

Unaudited Pro Forma Combined Statement of Income
For the three months ended March 31, 2004

	Exelon	Boston			Exelon
	Generation	Generating, LLC	Pro Forma		Generation
	as filed	Historical	Adjustments		Pro Forma
(in millions)
Operating revenues
Operating revenues	$1,074	$159			$915
Operating revenues from affiliates	879				879

Total operating revenues	1,953	159			1,794

Operating expenses
Purchased power	519	(14)	$(2	)(a)	531
Fuel	586	163			423
Operating and maintenance	587	26	(1	)(b)	560
Operating and maintenance from affiliates	65	—			65
Depreciation and amortization	55	4			51
Taxes other than income	47	6			41

Total operating expense	1,859	185	(3)		1,671

Operating income (loss)	94	(26)	3		123
Other income and deductions
Interest expense	(25)	(4)			(21)
Interest expense to affiliates	(1)				(1)
Equity in earnings (losses) of unconsolidated affiliates	(2)				(2)
Other, net	47	5			42

Total other income and deductions	19	1			18

Income (loss) before income taxes	113	(25)	3		141
Income taxes	46	(10)	1		57

Income (loss) before cumulative effect of change in accounting principles	$67	$(15)	$2		$84

Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2004

				Exelon
	Exelon	Boston		Generation
	Generation	Generating, LLC	Pro Forma	Pro Forma
(in millions)	as filed	Historical	Adjustments	Balance Sheet
ASSETS
Current assets
Cash and cash equivalents	$100			$100
Restricted cash	144			144
Accounts receivable, net
Customer	535			535
Other	290			290
Mark-to-market derivative assets-energy	399			399
Receivables from affiliates	285	$33		252
Inventories, at average cost
Fossil fuel	91			91
Materials and supplies	256			256
Notes receivable	25			25
Deferred income taxes	559			559
Assets held for sale	1,154	994 (d)		160
Other	209			209

Total current assets	4,047	1,027	$—	3,020

Property, plant and equipment, net	6,514			6,514
Deferred debits and other assets
Nuclear decommissioning trust funds	4,890			4,890
Investments	97			97
Receivable from affiliate	22			22
Pension asset	125			125
Mark-to-market derivative assets- energy	375			375
Other	493			493

Total deferred debits and other assets	6,002	—	—	6,002

Total assets	$16,563	$1,027	$—	$15,536

Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2004

				Exelon
	Exelon	Boston		Generation
	Generation	Generating, LLC	Pro Forma	Pro Forma
	as filed	Historical	Adjustments	Balance Sheet
(in millions)
Liabilities and member’s equity (deficit)
Current liabilities
Long-term debt due within one year	$61			$61
Commercial paper	165			165
Accounts payable	784			784
Mark-to-market derivative liabilities-energy	811			811
Payables to affiliates	62			62
Notes payable to affiliate	226			226
Accrued expenses	429			429
Liabilities held for sale	1,316	$1,173 (d)		143
Other	95			95

Total current liabilities	3,949	1,173	$—	2,776

Long-term debt	2,467			2,467
Deferred credits and other liabilities
Deferred income taxes	543			543
Unamortized investment tax credits	216			216
Asset retirement obligation	3,048			3,048
Pension obligation	21			21
Non-pension postretirement benefits obligation	576			576
Spent nuclear fuel obligation	869			869
Payable to affiliates	1,267			1,267
Mark-to-market derivatives liabilities-energy	390			390
Other	316			316

Total deferred credits and other liabilities	7,246	—	—	7,246

Total liabilities	13,662	1,173	—	12,489

Commitments and contingencies
Minority interest of consolidated subsidiary	59			59
Member’s equity
Membership interest	2,489	740		1,749
Undistributed earnings (loss)	647	(870)		1,517
Accumulated other comprehensive (loss)	(294)	(16)		(278)

Total member’s equity (deficit)	2,842	(146)	—	2,988

Total liabilities and member’s equity (deficit)	$16,563	$1,027	$—	$15,536

Unaudited Pro Forma Combined Statement of Income
For the year ended December 31, 2003

	Exelon	Boston			Exelon
	Generation	Generating, LLC	Pro Forma		Generation
	as filed	Historical	Adjustments		Pro Forma
(in millions)
Operating revenues
Operating revenues	$4,010	$618			$3,392
Operating revenues from affiliates	4,125				4,125

Total operating revenues	8,135	618	—		7,517

Operating expenses
Purchased power	3,587		$(17	)(a)	3,570
Fuel	1,533	516			1,017
Impairment of Boston Generating, LLC long-lived assets	945	945 (e)			—
Operating and maintenance	1,796	104	17	(c)	1,709
Operating and maintenance from affiliates	149				149
Depreciation and amortization	199	16			183
Taxes other than income	120				120

Total operating expense	8,329	1,581	—		6,748

Operating income (loss)	(194)	(963)			769
Other income and deductions
Interest expense	(75)	(17)			(58)
Interest expense from affiliates	(13)				(13)
Equity in earnings of unconsolidated affiliates	49				49
Interest income from affiliates	1				1
Other, net	(188)				(188)

Total other income and deductions	(226)	(17)	—		(209)

Income (loss) before income taxes	(420)	(980)	—		560
Income taxes	(179)	(127)			(52)

Income (loss) before cumulative effect of change in accounting principles	$(241)	$(853)	$—		$612

Notes to Unaudited Pro Forma Combined Financial Statements

(a)	Represents the mark-to-market gain (loss) related to Exelon and Generation’s power marketing arrangements with BG that was recorded in Generation’s Power Team unit and not reflected in the historical financial statements of BG.

(b)	Represents the impact of an additional reserve recorded for environmental matters that was not reflected in BG’s standalone financial statements for the period.

(c)	Represents the amount of a marketing and procurement fee that was charged to BG as an allocation of Generation’s power marketing cost during the period for services provided to BG in 2003. There was no charge allocated to BG during 2004 for this service.

(d)	At March 31, 2004, in anticipation of the sale of BG, the assets and liabilities of BG were classified as assets and liabilities held for sale, respectively, on Exelon and Generation’s reported balance sheet.

(e)	In fiscal 2003, as a result of Exelon and Generation’s continuing evaluation of BG and discussions with the lenders under the BG Credit Facility, Exelon and Generation commenced an orderly transition out of the ownership of BG. In connection with this decision, Exelon and Generation recorded an impairment charge of $945 million ($573 million, net of taxes) relating to the long-lived assets of BG pursuant to SFAS No. 144 in operating expenses within the Consolidated Statements of Income and Comprehensive Income during the third quarter of 2003. Refer to Note 2 in Exelon’s and Generation’s Annual Report on Form 10-K for further information.

*****

This combined Form 8-K is being filed separately by Exelon and Generation (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Generation, (b) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 19, ComEd—Note 15, PECO—Note 14 and Generation—Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Robert S. Shapard

Robert S. Shapard
Executive Vice President and Chief Financial Officer Exelon Corporation
June 9, 2004